UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 14, 2023 (August 7, 2023)

ALLURION TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41767	92-2182207
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Huron Drive Natick, MA	01760
(Address of principal executive offices)	(Zip Code)

(508) 647-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	ALUR	The New York Stock Exchange
Warrants to purchase 1.420455 shares of common stock, each at an exercise price of $8.10 per share of common stock	ALUR WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

INTRODUCTORY NOTE

This Amendment No. 1 on Form 8-K/A (“Amendment No. 1”) amends the Current Report on Form 8-K of Allurion Technologies, Inc., a Delaware corporation (the “Company”), filed on August 7, 2023 (the “Original Report”), in which the Company reported, among other events, the completion of the Business Combination (as defined in the Original Report).

This Amendment No. 1 is being filed in order to include (1) the unaudited condensed consolidated financial statements of Allurion Technologies Opco, Inc. (formerly Allurion Technologies, Inc. “Allurion”), as of June 30, 2023 and for the six months ended June 30, 2023 and 2022, (2) Management’s Discussion and Analysis of Financial Condition and Results of Operations of Allurion for the six months ended June 30, 2023 and 2022, (3) the unaudited condensed consolidated financial statements of Compute Health Acquisition Corp., a Delaware corporation (“Compute Health”), as of June 30, 2023 and for the three and six months ended June 30, 2023 and 2022, (4) Management’s Discussion and Analysis of Financial Condition and Results of Operations of Compute Health for the three and six months ended June 30, 2023 and 2022, and (5) the unaudited pro forma condensed combined financial information of Compute Health and Allurion as of and for the six months ended June 30, 2023.

This Amendment No. 1 does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at the Company or its subsidiaries, including Allurion, subsequent to the filing date of the Original Report. The information previously reported in or filed with the Original Report is hereby incorporated by reference to this Form 8-K/A.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

Included as Exhibit 99.1, 99.2, 99.3 and 99.4, respectively, and incorporated herein by reference are the (1) the unaudited condensed consolidated financial statements of Allurion as of June 30, 2023 and for the six months ended June 30, 2023 and 2022, and the related notes thereto, (2) Management’s Discussion and Analysis of Financial Condition and Results of Operations of Allurion for the six months ended June 30, 2023 and 2022, (3) the unaudited condensed consolidated financial statements of Compute Health as of June 30, 2023 and for the three and six months ended June 30, 2023 and 2022, and the related notes thereto, and (4) Management’s Discussion and Analysis of Financial Condition and Results of Operations of Compute Health for the three and six months ended June 30, 2023 and 2022.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of Compute Health and Allurion as of and for the six months ended June 30, 2023 is set forth in Exhibit 99.5 and is incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description

99.1	Unaudited Condensed Consolidated Financial Statements of Allurion as of June 30, 2023 and for the six months ended June 30, 2023 and 2022

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations of Allurion for the six months ended June 30, 2023 and 2022

99.3	Unaudited Condensed Consolidated Financial Statements of Compute Health as of June 30, 2023 and for the three and six months ended June 30, 2023 and 2022

99.4	Management’s Discussion and Analysis of Financial Condition and Results of Operations of Compute Health for the three and six months ended June 30, 2023 and 2022

99.5	Unaudited Pro Forma Condensed Combined Financial Information of Compute Health and Allurion as of and for the six months ended June 30, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLURION TECHNOLOGIES, INC.

By:	/s/ Chris Geberth
Name:	Chris Geberth
Title:	Chief Financial Officer

Date: August 14, 2023